                                                                    EXHIBIT 99.7



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,098,024,749.89
Beginning of the Month Finance Charge Receivables:               $162,066,884.47
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $3,260,091,634.36

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $3,024,287,762.59
End of the Month Finance Charge Receivables:                     $158,594,189.53
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $3,182,881,952.12

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                               $724,287,762.59
End of the Month Transferor Percentage                                    23.95%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $68,778,881.00
     60-89 Days Delinquent                                        $48,978,616.74
     90+ Days Delinquent                                          $93,509,301.68

     Total 30+ Days Delinquent                                   $211,266,799.42
     Delinquent Percentage                                                 6.64%

Defaulted Accounts During the Month                               $25,369,964.00
Annualized Default Percentage                                              9.83%
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Jul-2001                          1996-A                                  Page 2



Principal Collections                                            $415,771,399.34
Principal Payment Rate                                                    13.42%

Total Payment Rate                                                        14.30%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $369,000,000.00
     Class B Initial Invested Amount                              $38,250,000.00
     Class C Initial Invested Amount                              $42,750,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $450,000,000.00

     Class A Invested Amount                                     $369,000,000.00
     Class B Invested Amount                                      $38,250,000.00
     Class C Invested Amount                                      $42,750,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $450,000,000.00

     Class A Adjusted Invested Amount                            $184,500,000.00
     Class B Adjusted Invested Amount                             $38,250,000.00
     Class C Adjusted Invested Amount                             $42,750,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $265,500,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                            14.53%
PRINCIPAL ALLOCATION PERCENTAGE                                           14.53%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                                  $60,392,393.45

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                                      $7,316,622.59

MONTHLY SERVICING FEE                                                $562,500.00

INVESTOR DEFAULT AMOUNT                                            $3,685,084.77

Jul-2001                          1996-A                                  Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                            $6,460,880.54
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $6,460,880.54

     Class A Monthly Interest                                      $1,223,850.00
     Class A Servicing Fee                                           $461,250.00
     Class A Investor Default Amount                               $3,021,769.51

TOTAL CLASS A EXCESS SPREAD                                        $1,754,011.03

REQUIRED AMOUNT                                                            $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                              $669,725.44
     Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $669,725.44

     Class B Monthly Interest                                        $134,034.38
     Class B Servicing Fee                                            $47,812.50

TOTAL CLASS B EXCESS SPREAD                                          $487,878.56
CLASS B INVESTOR DEFAULT AMOUNT                                      $313,232.21
CLASS B REQUIRED AMOUNT                                              $313,232.21

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

Jul-2001                        1996-A                                    Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,936,968.70

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $313,232.21

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $522,151.80

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee             $93,750.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $2,007,834.69
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Jul-2001                          1996-A                                  Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $10,381,471.68

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                              $0.00

     Excess Finance Charge Collections applied to
     Class A Required Amount                                               $0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                          $0.00

     Excess Finance Charge Collections applied to
     Class B Required Amount                                               $0.00

     Excess Finance Charge Collections applied to
     Reductions of Class B Invested Amount                                 $0.00

     Excess Finance Charge Collections applied to
     Class C Required Amount                                               $0.00

     Excess Finance Charge Collections applied to
     Reductions of Class C Invested Amount                                 $0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                           $0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                          $0.00

     Excess Finance Charge Collections applied to
     other amounts owed to Spread Account
     Residual Interest Holders                                             $0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                             6.08%
     Base Rate (Prior Month)                                               6.23%
     Base Rate (Two Months Ago)                                            6.37%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              6.23%

     Portfolio Yield (Current Month)                                      11.18%
     Portfolio Yield (Prior Month)                                        10.13%
     Portfolio Yield (Two Months Ago)                                     11.07%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       10.79%
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Jul-2001                          1996-A                                  Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $60,392,393.45

INVESTOR DEFAULT AMOUNT                                            $3,685,084.77

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certficates                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                 120,422,521.78

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                               $184,500,000.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                        $184,500,000.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                          $0.00

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                $7,965,000.00
    Available Cash Collateral Amount                              $13,500,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                    $5,535,000.00


                                           First USA Bank, National Association
                                           as Servicer

                                           By:    /s/ Tracie Klein
                                                  -------------------------
                                                  Tracie H. Klein
                                                  First Vice President